                                                                   EXHIBIT 10.58


                          EASTERN DISTRICT OF MICHIGAN
                                SOUTHERN DIVISION



--------------------------------------------------X
COMMONWEALTH PHARMACEUTICALS, LTD.
and IMMUNE MODULATION MAXIMUM CORP.,

PLAINTIFFS AND COUNTERCLAIM DEFENDANTS,

               v.

ADVANCED VIRAL RESEARCH CORP.,
                                                    Case No. 00-73521
         DEFENDANT, COUNTERCLAIM-PLAINTIFF,         Honorable Judge A. Tarnow
         AND THIRD-PARTY PLAINTIFF,                 Magistrate Judge Morgan

                v.

CHARLES E. MILLER,

         ADDITIONAL DEFENDANT ON THE COUNTERCLAIMS
         AND THIRD-PARTY DEFENDANT.

--------------------------------------------------X

                              SETTLEMENT AGREEMENT

THIS AGREEMENT entered into by and between Advanced Viral Research Corporation ("ADVR"), a Delaware corporation having a principal place of business at 200 Corporate Boulevard South, Yonkers, New York, New York, 10701, and Immune Modulation Maximum Corporation ("IMMC"), a Delaware corporation having a principal place of business at 20925 Newman Drive, Trenton, Michigan 48183, Commonwealth Pharmaceuticals, Ltd. ("Commonwealth"), a Caymanian corporation having a principal place of business at 20925 Newman Drive, Trenton, Michigan 48183 and Charles E. Miller ("Miller") residing at 20925 Newman Drive, Trenton, Michigan 48183.

                  WHEREAS, IMMC and Commonwealth jointly commenced Civil Action No. 00-73521 in the Eastern District of Michigan, alleging that IMMC and Commonwealth are the sole and exclusive owner of the Reticulose technology and U.S. Patent No. 5,849,196 (the `196 patent), which relate to Reticulose technology.

                  WHEREAS, ADVR contends against IMMC, Commonwealth and Miller that ADVR is the exclusive owner of the `196 patent and U.S. Pat. No. 6,312,602 B1 (the `602 patent) a continuation-in-part of the `196 patent, was filed prior to the commencement of the instance litigation and subsequently issued during this litigation, the contents of the `602 patent being substantially the same as the contents of the `196 patent.

                  WHEREAS, IMMC represented to the U.S. Patent and Trademark Office that IMMC is the 100% owner of the `602 patent.

                  WHEREAS, the Eastern District Court of Michigan held, on summary judgment, that ADVR is the rightful owner of all the confidential information, trade secrets and know-how concerning the formula, process and manufacturing of Reticulose.

                  WHEREAS, subject to the terms and conditions of this Agreement, the parties intend to settle the above-captioned case pending in the U.S. District Court for the Eastern District of Michigan and all other disputes between them as of the date of this agreement, whether asserted in said case or not.

                  NOW THEREFORE, in consideration of the mutual promises, covenants and undertakings herein set forth, the parties hereby agree as follows:

ARTICLE I. DEFINITIONS

As used herein, the terms set forth below shall have the following meanings:

1. "Reticulose" shall mean the pharmaceutical product normally bearing the name Reticulose that was developed by Vincent and/or Biagio Lapenta or modified by said Vincent and/or Biagio Lapenta and/or modified by Key Pharmaceuticals, Inc. and/or ADVR's predecessor Cepher Chen.

2. "Reticulose Technology" shall mean any confidential formula, process, manufacturing technique, trade secret, know-how or proprietary information that relates to Reticulose, its method of manufacture and its method of use. The confidentiality all above information is vitiated to the extent that it is published, except that 1) the first publication of such information was made by IMMC, Commonwealth or Miller; or 2) said above information was wrongfully obtained from ADVR or any of its predecessors in interest. All information obtained from any patent owned by ADVR excepting those patents listed in Schedule A is not confidential and may be used by IMMC, Commonwealth or Miller to the extent that such use does not infringe any of ADVR's patents.

3. "Modification" or "improvement" means any change in the composition, process of manufacture or method of use of Reticulose or Reticulose Technology to the extent that such change is derived from or made based on ADVR's confidential information, irrespective of said modification or improvement was conceived or made prior or subsequent to the date of this Agreement.

4. "Predecessors" as used in connection with ADVR shall include William Bregman, Bernard Friedland, the Trustee in Bankruptcy of the Bankruptcy Court of Hong Kong, Cepher Chen, Key Pharmaceuticals, Inc., Key Pharmaceuticals, Ltd., Biagio Lapenta and Vincent Lapenta.

5. "Pharmaceutical Product" shall have the same meaning as the term "drug" defined in 21 U.S.C. 321(g)(1).

6. "Dietary Supplement" shall have the same meaning as defined in 21 U.S.C. 321(ff).

7. Intermediate shall mean any chemical composition used directly or in modified form in the manufacture of any IMMC's product licensed under
         Article III, paragraph 1 of this Agreement.

ARTICLE II. ASSIGNMENT TO ADVR

1. IMMC, Commonwealth and Miller hereby sell, assign and transfer, jointly and severally, to ADVR, its successors and assigns all of the claims, rights, title and interest of IMMC, Commonwealth and Miller in and to Reticulose and in and to Reticulose Technology and in and to any modification or improvement of Reticulose and/or Reticulose Technology and in and to the trademark Reticulose, including but not limited to the formula and instructions for making Reticulose delivered to IMMC, Commonwealth and/or Miller or any of them by the heirs or any of the heirs of Biagio Lapenta, and IMMC, Commonwealth and Miller each hereby acknowledge that ADVR is the sole and rightful owner of all rights, title and interests in and to the Reticulose trademark and all Reticulose Technology.

2. IMMC, Commonwealth and Miller hereby sell, assign and transfer, jointly and severally, to ADVR, its successors and assigns, all rights, title and interest in and to any and all patents throughout the world relating to Reticulose technology or any modification or improvement of Reticulose technology, or any substance derived from Reticulose technology, or any use of the foregoing, owned by any of them including, but not limited to, the patents listed in Schedule A attached hereto, and in and to any and all inventions and discoveries described and/or claimed in such patents, and in and to any and all currently pending patent applications throughout the world directed to or describing subject matter that is the same as or a modification or improvement of the subject matter of any of the patented inventions hereinabove assigned, or which are derived therefrom or relate to a use or method of manufacture thereof, including, all divisional, continuing, substitute, renewal, reissue and all other applications thereon, including, but not limited to, the applications listed in Schedule B attached hereto, and all patents resulting therefrom, and all of the inventions and discoveries described or claimed therein.

3. IMMC, Commonwealth and Miller hereby sell, assign and transfer, jointly and severally, to ADVR, its successors and assigns, all rights, title and interest for the United States and all foreign countries throughout the world in and to any and all inventions and discoveries owned by said assignors or any of them relating to Reticulose technology or any modification or improvement of Reticulose technology, or any substance derived from Reticulose technology, or any use of the foregoing, including, but not limited to, any of the inventions and discoveries listed in Schedule C attached hereto, and in and to any and all patents and patent applications resulting therefrom throughout the world resulting from or directed to any of said inventions.

4. Any and all patents, patent applications, inventions and discoveries assigned, by IMMC, Commonwealth and/or Miller in this Article II, are hereby warranted by the assignor(s), jointly or severally, to be the sole and exclusive property of said assignor(s).

5. IMMC, Commonwealth, and Miller, jointly or severally, covenant with ADVR, its successors, assigns and legal representatives that no assignment, grant, mortgage, license or other agreement affecting the title, rights or property conveyed to ADVR by this Article II has been made to others by IMMC, Commonwealth, and/or Miller, and that the full right to convey the same as herein expressed is possessed by IMMC, Commonwealth and/or Miller, jointly or severally.

6. IMMC, Commonwealth and/or Miller agree that when requested, and at no charge by IMMC, Commonwealth and Miller but entirely at the expense of ADVR, its successors, assigns and legal representatives, to carry out in good faith the purposes of this assignment, IMMC, Commonwealth, and/or Miller, their officers, directors, successors and assigns will
         (a) execute or have executed all rightful oaths, assignments, powers of attorney and other papers in a form suitable for filing in the patent offices and courts of the United States and all other countries to which said assigned patents, patent applications and inventions relate,
         (b) communicate to ADVR, its successors, assigns and legal representatives, all facts known to IMMC, Commonwealth, Miller, their officers, directors, successors and assigns relating to said patents, patent applications and inventions and the history thereof, (c) testify truthfully in any appropriate patent office or court concerning said inventions, patent applications and patents, and (d) generally do everything lawful and reasonable which ADVR, its successors, assigns and legal representatives shall consider desirable in the securing, maintaining and enforcing proper patent protection for said patents, patent applications and inventions and for vesting title to said patents, patent application and inventions throughout the world in ADVR, its successors assigns and legal representatives.

7. IMMC, Commonwealth, and Miller, jointly and severally, covenant with ADVR, its successors, assigns and legal representatives not to seek any declaration, declaratory judgement or other judicial determination that the patents, patent applications, inventions and discoveries or any of them assigned to ADVR in this Article II are invalid or unenforceable.

8. IMMC, Commonwealth and Miller hereby warrant, severally and jointly, hat the assignments in this Article II constitute the entire claims, rights, title and interest of IMMC, Commonwealth and Miller in and to Reticulose and in and to Reticulose Technology and in and to any modification or improvement of Reticulose and in and to the trademark Reticulose, owned by them, jointly or severally.

ARTICLE III. LICENSE TO IMMC

1. ADVR, its successors assigns and legal representatives hereby grants to IMMC a non-exclusive, non-transferable, royalty free license to make, use and sell products coming within the scope of U.S. Patent Nos. 5,849,196 and 6,312,602 B1, but limited only to (a) dietary supplement products that are taken by mouth, and (b) are products that are presently on sale by IMMC through its current website, which products are listed in Schedule D attached hereto. If IMMC wishes to change the mark/name of its licensed products, IMMC will notify ADVR, at least thirty (30) days in advance, any change of such mark/name to seek ADVR's approval which will not be unreasonably withheld. Apart from products meeting both conditions (a) and (b) in this paragraph, ADVR does not grant IMMC any license to make, use or sell products coming within the scope of U.S. Patent Nos. 5,849,196 and 6,312,602 B1, nor to use any of the inventions and discoveries assigned herein in Article II above, nor to use any other invention or discovery owned by ADVR, save for the limited license granted in this paragraph in and to U.S. Patent Nos. 5,849,196 and 6,312,602 B1. Subject to the provisions in paragraph
         IV.3 below, this license shall endure until the last of the licensed patents is no longer valid and subsisting, and shall not be affected by sale, license or transfer by ADVR of any other rights in the patents.

2. If IMMC desires a license to market any product not licensed in paragraph III.1 above but coming within the scope of ADVR's patents, either those patents not licensed herein or those patents subject to the limited license in paragraph III.1 above, IMMC shall in advance request such license in writing from ADVR describing said product, its intended use and its manner of administration, seeking ADVR's approval, which approval shall be granted or denied in the sole discretion of ADVR, and it is understood by all parties hereto that the making, using, offering to sell or selling of any such product without ADVR's prior written approval shall constitute patent infringement of ADVR's patents.

3. IMMC may contract with a third party to make IMMC's products listed in Schedule D for IMMC only, and to sell such licensed product to IMMC but not to any third parties. IMMC may contract with a distributor to sell IMMC's products listed in Schedule D under the name of IMMC, so long as said product has been made by IMMC or a third party under a contract with IMMC in accordance with this paragraph III.3. Each such distributor will have no right to make IMMC's products listed in Schedule D or have such products made for them.

4. Similarly, IMMC may contract with a third party to make any intermediate used in the manufacture of any product listed in Schedule D, provided that said intermediate is sold to IMMC and only to IMMC for the use, manufacture and sale of IMMC products listed in Schedule D and for no other use. This paragraph III.4 does not grant IMMC the right to sell said intermediate as a licensed product unless said intermediate is included in Schedule D.

5. No license or other right is granted herein, directly or by implication, estoppel or otherwise, with respect to any patents, trademarks, tradenames, copyrights, trade secrets, or know-how (other than the patents and explicitly licensed hereunder, and intermediate(s) as provided in the above paragraph III.4, and no such license or other right shall arise from the consummation of this Settlement Agreement or from any acts, statements or dealings leading to such consummation.

6. IMMC, Commonwealth and/or Miller acknowledge that ADVR has not in any way participated in the research, development, formulation, testing, including clinical testing, production, packaging, distribution, marketing and sale of any of IMMC products licensed as set forth in Schedule D. IMMC, Commonwealth and/or Miller, jointly or severally, hereby indemnify and agree to hold ADVR harmless from any and all liabilities arising from the manufacture, distribution, marketing, sale or use of any of IMMC products listed in Schedule D, and additionally agree to reimburse ADVR for all of its costs and attorneys fees incurred in ADVR's defense of any actions against it arising from the manufacture, distribution, marketing, sale or use of any of IMMC products, except that IMMC, Commonwealth and/or Miller shall not be obligated to indemnify relative to any such liability unless (a) ADVR gives IMMC, Commonwealth and/or Miller prompt written notice of the liability once it is asserted against ADVR, (b) permits IMMC,

         Commonwealth and/or Miller to defend or settle the liability, and (c) ADVR provides all reasonable assistance to IMMC, Commonwealth and/or Miller in defending the liability entirely at the expenses of IMMC, Commonwealth and/or Miller.


ARTICLE IV. GENERAL PROVISIONS

1. IMMC, Commonwealth and Miller, either alone or jointly, either by itself, themselves or by a company, partnership or corporation owned and/or controlled by them singly or combination, will not advertise or publicize orally or though any medium whatsoever that there is any connection, present or past between such advertising or publicizing entity or any of its products and ADVR, any of the predecessors of ADVR or Reticulose or any modifications or improvements of Reticulose, and any advertising or publicity material which any of IMMC, Commonwealth or Miller, individually or jointly, have in their possession at the time of the signing of this Agreement and which violate any of the terms and conditions of this paragraph will be delivered to ADVR for destruction within fifteen (15) days of such signing.

2. IMMC, Commonwealth and Miller, either alone or jointly, either by itself, themselves or by a company, partnership or corporation owned and/or controlled by them singly or combination, will not copy, distribute or publicize any data obtained by ADVR or any of its predecessors or produced by or for ADVR or its successors, relating to Reticulose, any modifications or improvements of Reticulose or any other product of ADVR, as if the data were developed by or for IMMC, Commonwealth or Miller or was derived from a product of IMMC, Commonwealth or Miller, at any time, orally or through any form of media and for any purpose whatsoever including, but not limited to establish, support or substantiate the efficacy of any product of IMMC, Commonwealth or Miller, jointly or severally, to compare the efficacy of any such product with any product produced by ADVR, its predecessors and successors, or to establish a commonality with or derivation of such product and any product produced by ADVR, its predecessor and successors. To the extent that IMMC, Commonwealth and Miller jointly or severally possess any documents or thing violating this paragraph, all such documents and things shall be delivered to ADVR for destruction within fifteen (15) days of the signing of this Agreement.

3. All parties acknowledge that each and every obligation imposed on any or all of IMMC, Commonwealth and Miller by this contract is critical and material to this contract and any breach of any such obligation shall, in addition to all other remedies in law or in equity to which ADVR may be entitled, entitle ADVR to cancel the license granted in paragraph III.1 above.

4. Should any part of this Agreement be held unenforceable or in conflict with the law as interpreted by the U.S. District Court for the Eastern District of Michigan, the validity of the remaining parts or provisions shall not be affected by such holding.

5. It is understood and agreed that any delay, waiver or omission by one party to exercise any right or power arising from any breach or default by another party in any of the terms, provisions or covenants of this Agreement shall not be construed to be a waiver by said one party of any subsequent breach of the same or other terms, provisions or covenants on the part of said other party.

6. The parties acknowledge and agree that one of the purposes of this Agreement is to settle the litigation above-captioned and to that purpose the parties agree to execute and file with the Court the Stipulation of Discontinuance in the form attached hereto as Attachment 1, and to exchange General Releases in the forms attached hereto as Attachments 2 and 3.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed, sealed and delivered as of the date of signing of the last signatory hereto.

                                    COMMONWEALTH PHARMACEUTICALS, LTD.

Date: 03/15/02                      By:     /s/ CHARLES E. MILLER
      ---------------------             ---------------------------------------
                                            Charles E. Miller, President


                                    IMMUNE MODULATION MAXIMUM CORP.

Date: 03/15/02                      By:     /s/ CHARLES E. MILLER
      ---------------------             ---------------------------------------
                                            Charles E. Miller, President


Date: 03/15/02                      By:     /s/ CHARLES E. MILLER
      ---------------------             ---------------------------------------
                                            Charles E. Miller, Individually


                                    ADVANCED VIRAL RESEARCH CORP.

Date: 03/20/02                      By:     /s/ SHALOM HIRSCHMAN
      ---------------------             ---------------------------------------
                                            Shalom Hirschman, President

                                   SCHEDULE A

         The following represents a complete list of any and all patents owned by IMMC, Commonwealth and Miller, jointly or severally:

1.       U.S. Pat. No. 5,849,196
2.       U.S. Pat. No. 6,312,602 B1

                                   SCHEDULE B

         IMMC, Commonwealth and Miller, jointly or severally, represent that there are no pending applications in the United States or throughout the world owned by them jointly or severally.

                                   SCHEDULE C

         The following represents a complete list of any and all inventions and discoveries owned by IMMC, Commonwealth and Miller, jointly or severally:

1. Kochel B. and W. Sajewicz, Modulatory effects of peptide nucleic acid preparations on human neutrophil activity IN VITRO manifested by phagocyte luminescence. A lecture at Inst. of Internal and Occup. Diseases, Wroclaw Univ. of Medicine, 25 June 1996, and Report to Immunotherapy, Inc. USA, June 1996.

2. Kochel B., Regulation of human non-specific immunoresponse: A PNA - controlled parametric triggering. Abstracts of the Int. Congress STRESS F LIFE. STRESS AND ADAPTATION FROM MOLECULES TO MAN. Page 39.

3. Kochel B. and Sajewicz W., Biphasic modulation of neutrophil phagocytosis by peptide nucleic acids: an evidence from phagocyte luminescence. EUROP. J. CLIN. CHEM. BOCHEM. 35, A85, 1997.

4. Kochel B. and Sajewicz W., IMMAX A-induced modulations of a phagocytic activity of human neutrophils manifested through luminescence measurements. Report to Immunotherapy Inc., August 1997.

5. Kochel B. and Sajewicz W., Allosteric inhibition of xanthine oxidase by peptide nucleic acids; and enzyme kinetics based on integrated luminescence. Report to Immunotherapy Inc., 1998.

6. Kochel B., Control of the first line human defense system. An autocatalytic model. KYBERNETES. 28: 4 1999; pp. 420-440.

7. Kochel B., Immediate and late effects of a Peptide Preparation IMMAX A on CD4 and CD8 T Cell Counts in HIV Positive Patients. Report to Immunotherapy, Inc. March 1998.

8. Kochel B., Inhibitory Action of Peptide (IMMAX A) and Peptide Nucleic Acid (IMMAX B) Preparations Towards the Peroxidative Activity of Myeloperoxidase.

9. Kochel B., Kinetics of the Biphasic Modulation of Phagocytosis. A biochemical model from boicybernetic premises. KYBERNETES. 30: 9/10 2001; pp. 1318-1326.

                                   SCHEDULE D

         The following represents a complete list of any and all dietary food supplement products that are taken by mouth and presently on sale by IMMC through its current website:

1.       Natural Immune Intelligence - Food Supplement tablets

2.       Natural Immune Intelligence Plus - Food Supplement tablets

3.       Natural Immune Balance - Food Supplement tablets

4.       Immax A - Food Supplement elixir

5.       Immax B - Food Supplement elixir

6.       Immax - Food Supplement elixir

                                  ATTACHMENT 1



---------------------------------------------------X
COMMONWEALTH PHARMACEUTICALS, LTD.
and IMMUNE MODULATION MAXIMUM CORP.,

         PLAINTIFFS AND COUNTERCLAIM DEFENDANTS,

                 v.

ADVANCED VIRAL RESEARCH CORP.,
                                                    Case No. 00-73521
         DEFENDANT, COUNTERCLAIM-PLAINTIFF,         Honorable Judge A. Tarnow
         AND THIRD-PARTY PLAINTIFF,                 Magistrate Judge Morgan

                 v.

CHARLES E. MILLER,

         ADDITIONAL DEFENDANT ON THE COUNTERCLAIMS
         AND THIRD-PARTY DEFENDANT.

---------------------------------------------------X

                STIPULATION OF DISMISSAL OF ACTION WITH PREJUDICE

         It is hereby stipulated and agreed that, pursuant to Rule 41 of the Federal Rules of Civil procedure, the above captioned action, including any and all counterclaims, is hereby dismissed with prejudice by stipulation of the parties. Each of the parties is to bear its own costs and attorneys' fees. The Court will retain jurisdiction to enforce the provisions of the Settlement Agreement, a copy of which is attached.

DATED:   March 20, 2002

                                       SO ORDERED:


                                       ----------------------------------------
                                       Arthur Tarnow
                                       United States District Judge

CONSENTED TO:

By:          /s/ YULING REN            By:          /s/ ROBERT A. BONDRA
    --------------------------------       ------------------------------------
    Myron Cohen                            Joseph P. Carrier
    Yunling Ren                            Robert A. Bondra
    COHEN, PONTANI, LIEBERMAN              CARRIER, BLACKMAN &
    & PAVANE                               ASSOCIATES, P.C.
    551 Fifth Avenue                       24101, Novi Road - Suite 100
    New York, NY 10176                     Novi, MI 48375
                                           Attorneys for Plaintiffs
                                           Immune Modulation Maximum
    Phillip J. Kessler                     Corporation & Commonwealth
    James F. Gehrke                        Pharmaceuticals, Inc. and for Third-
    Butzel Long                            Party Defendant Charles E. Miller
    150 West Jefferson, Suite 900
    Detroit, MI 48226-4430
    Attorneys for Defendant
    and Third Party Plaintiff
    Advanced Viral Research Corp.

                                  ATTACHMENT 2

                                 GENERAL RELEASE

         In consideration of mutual releases, assignments, covenants, agreements and/or other good and valuable consideration, the receipt of which is hereby acknowledged, Advanced Viral Research Corporation, a Delaware corporation having a principal place of business at 200 Corporate Boulevard South, Yonkers, New York, 10701, including its administrators, successors, assigns, officers, directors, employees, trustees and subsidiaries (all of the foregoing being referred to in this paragraph as "Releasors") release, acquit and forever discharge Immune Modulation Maximum Corporation, a Delaware corporation having a principal place of business at 20925 Newman Drive, Trenton, Michigan 48183, Commonwealth Pharmaceuticals, Inc. a Caymanian corporation having a principal place of business at 20925 Newman Drive, Trenton, Michigan 48183, and Charles E. Miller residing at 20925 Newman Drive, Trenton, Michigan 48183, including its administrators, successors, assigns, officers, directors, employees, trustees and subsidiaries (all of the foregoing being referred to in this paragraph as "Releasees") from all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, torts, damages, and any and all claims, defenses, offsets, judgments, demands and liabilities whatsoever, of every name and nature, both at law and in equity, known or unknown, suspected or unsuspected, accrued or unaccrued, which have been asserted in the Civil Action, and/or which arise out of the prosecution or defense of that action, and/or which are based on any alleged anticompetitive, unfair, wrongful, deceptive, fraudulent or tortious acts by Releasees relating to Reticulose products and technologies prior to the date of execution of the attached Settlement Agreement, provided, however, that nothing contained herein is intended to or shall release the Releasees from any and all obligations set forth in this attached Settlement Agreement.

DATED:  3/20/02, 2002

By:      ADVANCED VIRAL RESEARCH CORPORATION

         /s/ SHALOM HIRSCHMAN
         ----------------------------------
         Shalom Hirschman, President

On the 20th day of March, 2002, before me personally came Shalom Z. Hirschman to me known, who being by me duly sworn, did depose and say that he is the president of Advanced Viral Research Corp., the corporation described in the foregoing instrument and that he executed such instrument individually and on behalf of such corporation pursuant to the authority of the Board of Directors.

                                                        /s/ LURIAM G. FONSECA
                                                        -----------------------
                                                             Notary Public

                                  ATTACHMENT 3

                                 GENERAL RELEASE

         In consideration of mutual releases, assignments, covenants, agreements and/or other good and valuable consideration, the receipt of which is hereby acknowledged, Immune Modulation Maximum Corporation, a Delaware corporation having a principal place of business at 20925 Newman Drive, Trenton, Michigan 48183, Commonwealth Pharmaceuticals, Inc., a Caymanian corporation having a principal place of business at 20925 Newman Drive, Trenton, Michigan 48183and Charles E. Miller residing at 20925 Newman Drive, Trenton, Michigan 48183, including their administrators, successors, assigns, officers, directors, employees, trustees and subsidiaries (all of the foregoing being referred to in this paragraph as "Releasors") release, acquit and forever discharge, jointly and severally, Advanced Viral Research Corporation, a Delaware corporation having a principal place of business at 200 Corporate Boulevard South, Yonkers, New York, 10701, including its administrators, successors, assigns, officers, directors, employees, trustees and subsidiaries (all of the foregoing being referred to in this paragraph as "Releasees") from all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, torts, damages, and any and all claims, defenses, offsets, judgments, demands and liabilities whatsoever, of every name and nature, both at law and in equity, known or unknown, suspected or unsuspected, accrued or unaccrued, which have been asserted in the Civil Action, and/or which arise out of the prosecution or defense of that action, and/or which are based on any alleged anticompetitive, unfair, wrongful, deceptive, fraudulent or tortious acts by Releasees relating to Reticulose products and technologies prior to the date of execution of the attached Settlement Agreement, provided, however, that nothing contained herein is intended to or shall release the Releasees from any and all obligations set forth in this attached Settlement Agreement.

                                    IMMUNE MODULATION MAXIMUM CORPORATION

Dated:      03/15 , 2002            By:  /s/ CHARLES E. MILLER
      ------------                      ---------------------------------------
                                             Charles E. Miller, President


                                    COMMONWEALTH PHARMACEUTICALS, LTD.

Dated:      03/15 , 2002            By:  /s/ CHARLES E. MILLER
      ------------                      ---------------------------------------
                                             Charles E. Miller, President


Dated:      03/15 , 2002            By:  /s/ CHARLES E. MILLER
       -----------                      ---------------------------------------
                                             Charles E. Miller, Individually

         On the 15th day of March, 2002, before me personally came Charles E. Miller, to me known, who being by me duly sworn, did depose and say that he is the president of Immune Modulation Maximum Corporation, the corporation described in the foregoing instrument and that he executed such instrument individually and on behalf of such corporation pursuant to the authority of the Board of Directors.

                                         /s/ JOSEPH P. CARRIER
                                         --------------------------------------
                                         Notary Public, Joseph P. Carrier
                                         My Commission expires: April 01, 2004

         On the 15th day of March, 2002, before me personally came Charles E. Miller, to me known, who being by me duly sworn, did depose and say that he is the president of Immune Modulation Maximum Corporation, the corporation described in the foregoing instrument and that he executed such instrument individually and on behalf of such corporation pursuant to the authority of the Board of Directors.

                                         /s/ JOSEPH P. CARRIER
                                         --------------------------------------
                                         Notary Public, Joseph P. Carrier
                                         My Commission expires: April 01, 2004


         On the 15th day of March, 2002, before me personally came Charles E. Miller, to me known, who being by me duly sworn, did depose and say that he executed such instrument individually.

                                         /s/ JOSEPH P. CARRIER
                                         --------------------------------------
                                         Notary Public, Joseph P. Carrier
                                         My Commission expires: April 01, 2004